DEAN WITTER FEDERAL SECURITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                      10048
LETTER TO THE SHAREHOLDERS APRIL 30, 1997

DEAR SHAREHOLDER:

During the six months ended April 30, 1997, the economy accelerated, moving from moderately strong to very strong growth. In March, evidence of an overwhelmingly robust economy prompted the Federal Reserve Board to raise the federal-funds rate 25 basis points, to 5.50 percent. Although inflation is currently benign, members of the Federal Open Market Committee voiced concerns regarding continuing strength in employment and the probable increase of inflationary pressures in the near future.

During the period under review, long-term Treasury yields were highly volatile, with rates on 30-year Treasuries ranging between 6.35 percent and 7.17 percent. At the end of the period, the 30-year Treasury bond was yielding 6.96 percent compared to 6.64 percent six months before.

FUND PERFORMANCE

On April 30, 1997, Dean Witter Federal Securities Trust had net assets in excess of $637 million. The Fund's total return for the six-month period was 0.79 percent versus 1.32 percent for the Lehman Brothers General U.S. Government Index and 1.25 percent for the Lipper General U.S. Government Funds Index. The Fund's return included income distributions totaling approximately $0.29 per share and a change in net asset value from $9.25 per share on October 31, 1996, to $9.03 per share on April 30, 1997. The income level provided by the Fund remains competitive.

The Fund's performance for the six-month period reflected the volatility of the markets and the higher interest rate environment. In response to the 1997 increase in rates, the Fund's average duration was reduced to its current level of approximately 5.3 years.

THE PORTFOLIO

The majority of the portfolio's assets continue to be invested in notes and bonds maturing in seven to 20 years. At the end of the period under review, 65 percent of the Fund's assets were invested in

DEAN WITTER FEDERAL SECURITIES TRUST
LETTER TO THE SHAREHOLDERS APRIL 30, 1997, CONTINUED

U.S. Treasury bonds with seven- to 20-year maturities and 8 percent were in U.S. Treasury bonds in the one- to seven-year range. Approximately 26 percent of the Fund's net assets were invested in mortgage-backed securities issued primarily by the Government National Mortgage Association (GNMA). The remaining 1 percent consisted of short-term money market investments.

In the months to come, as conditions warrant, income from securities and proceeds from sales or maturing issues may be invested in mortgage-backed securities, which we believe continue to offer significant long-term value, an incremental yield incentive over U.S. Treasury securities of similar maturities and the potential for capital appreciation.

LOOKING AHEAD

For the balance of 1997, we expect that the U.S. economy will moderate from its current strong pace. Before taking any further action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of a strong economy and rising inflationary pressures.

We appreciate your ongoing support of Dean Witter Federal Securities Trust and look forward to continuing to serve your investment objectives in the months and years to come.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1997 (UNAUDITED)

 PRINCIPAL                           DESCRIPTION
 AMOUNT IN                               AND                                COUPON
 THOUSANDS                          MATURITY DATE                            RATE          VALUE
-----------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (72.0%)
             U.S. Treasury Bonds (60.4%)
 $  20,000   11/15/15....................................................      9.875% $    25,904,200
    22,000   11/15/12....................................................     10.375       27,648,500
   189,600   08/15/13....................................................     12.00+      264,232,248
    45,000   11/15/11....................................................     14.00        67,336,200
                                                                                      ---------------
                                                                                          385,121,148
                                                                                      ---------------
             U.S. Treasury Notes (7.5%)
    10,000   01/31/99....................................................      5.00         9,801,200
    31,000   05/31/97....................................................      6.75        31,028,520
     7,000   11/15/97....................................................      7.375        7,056,420
                                                                                      ---------------
                                                                                           47,886,140
                                                                                      ---------------
             U.S. Treasury Strips (4.1%)
    20,000   11/15/06....................................................      0.00        10,497,600
    30,000   02/15/07....................................................      0.00        15,442,200
                                                                                      ---------------
                                                                                           25,939,800
                                                                                      ---------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $447,649,364).........................................      458,947,088
                                                                                      ---------------
             MORTGAGE-BACKED SECURITIES (25.7%)
             Federal Home Loan Mortgage Corp. (6.4%)
    24,487   10/01/10 - 02/01/20.........................................      9.50        26,185,465
    10,845   09/01/15 - 10/01/19.........................................     10.00        11,784,208
     2,388   01/01/16 - 10/01/18.........................................     10.50         2,630,337
                                                                                      ---------------
                                                                                           40,600,010
                                                                                      ---------------
             Federal National Mortgage Assoc. (7.5%)
    17,043   10/01/23 - 12/01/23.........................................      6.50        16,068,590
     4,913   06/01/26 - 12/01/26.........................................      7.50         4,874,348
    15,677   05/01/24 - 06/01/25.........................................      8.00        15,872,588
     8,353   01/01/22 - 04/01/25.........................................      8.50         8,616,820
     1,812   09/01/16 - 05/01/20.........................................      9.50         1,946,893
       187   03/01/16 - 02/01/18.........................................      9.75           202,813
                                                                                      ---------------
                                                                                           47,582,052
                                                                                      ---------------
             Government National Mortgage Assoc. (11.8%)
    32,930   12/15/22 - 05/15/24.........................................      7.00        31,839,543
    25,474   06/15/17 - 10/15/26.........................................      7.50        25,258,594
    16,096   10/15/19 - 10/15/24.........................................      8.50        16,624,447
     1,151   05/15/16 - 11/15/20.........................................     10.00         1,262,862
       277   09/15/18....................................................     11.00           308,028
                                                                                      ---------------
                                                                                           75,293,474
                                                                                      ---------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $161,650,055).........................................      163,475,536
                                                                                      ---------------
             SHORT-TERM INVESTMENTS (0.6%)
             U.S. GOVERNMENT OBLIGATION (a) (0.4%)
     3,000   U.S. Treasury Bill 05/15/97 (Amortized Cost $2,993,992).....      5.15         2,993,992
                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL                           DESCRIPTION
 AMOUNT IN                               AND                                COUPON
 THOUSANDS                          MATURITY DATE                            RATE          VALUE
-----------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (0.2%)
 $   1,111   The Bank of New York due 05/01/97 (dated 04/30/97; proceeds
               $1,111,618; collateralized by $1,119,420 Student Loan
               Marketing Assoc. 0.00% due 08/02/99 valued at $1,133,677)
               (Identified Cost $1,111,448)..............................    5.50%    $     1,111,448
                                                                                      ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $4,105,440)...........................................        4,105,440
                                                                                      ---------------

             TOTAL INVESTMENTS
             (IDENTIFIED COST $613,404,859).........................................      626,528,064
                                                                                      ---------------
                                                                                      ---------------

                                     DESCRIPTION,
 NUMBER OF                         EXPIRATION DATE
 CONTRACTS                         AND STRIKE PRICE
-----------                        ----------------
             WRITTEN OPTIONS (b) (0.1%)
             Call options on Treasury bond futures
       100   June/1997/109..........................................................          (93,750)
       550   June/1997/110..........................................................         (257,813)
       300   September/1997/112.....................................................         (290,625)
                                                                                      ---------------
             (Premiums Received $448,923)...........................................         (642,188)*
                                                                                      ---------------
                                                                                      ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $613,404,859) (C)..........       98.3 %  626,528,064

TOTAL WRITTEN OPTIONS OUTSTANDING...........       (0.1)      (642,188)

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES.................................        1.8     11,510,745
                                                  -----   ------------

NET ASSETS..................................      100.0 % $637,396,621
                                                  -----   ------------
                                                  -----   ------------
---------------------
 *   The market value of U.S. Treasury securities pledged to cover written options on futures and open futures contracts is $90,585,950.
 +   Some or all of these securities are segregated in connection with open written options.
(a)  Security was purchased on a discount basis.The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)  Options expire one month prior to the expiration date indicated for the
     Treasury bond futures.
(c)  The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $18,519,107 and the aggregate gross unrealized depreciation is $5,745,746, resulting in net unrealized appreciation of $12,773,361.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $613,404,859)............................  $626,528,064
Cash........................................................       157,380
Receivable for:
    Interest................................................    12,215,466
    Investments sold........................................     4,987,500
    Principal paydowns......................................       554,275
    Shares of beneficial interest sold......................       457,364
    Written options.........................................        80,633
Prepaid expenses and other assets...........................        67,269
                                                              ------------

     TOTAL ASSETS...........................................   645,047,951
                                                              ------------

LIABILITIES:
Written call options outstanding, at value(premiums received
  $448,923).................................................       642,188
Payable for:
    Investments purchased...................................     5,013,281
    Shares of beneficial interest repurchased...............       841,326
    Plan of distribution fee................................       445,513
    Investment management fee...............................       288,273
    Dividends to shareholders...............................       231,143
Accrued expenses and other payables.........................       189,606
                                                              ------------

     TOTAL LIABILITIES......................................     7,651,330
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   692,302,097
Net unrealized appreciation.................................    12,929,940
Accumulated net realized loss...............................   (67,835,416)
                                                              ------------

     NET ASSETS.............................................  $637,396,621
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  70,555,768 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.03
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 26,950,692
                                                              ------------

EXPENSES
Plan of distribution fee....................................     2,881,040
Investment management fee...................................     1,864,202
Transfer agent fees and expenses............................       284,618
Custodian fees..............................................        44,733
Professional fees...........................................        38,437
Shareholder reports and notices.............................        29,529
Registration fees...........................................        18,611
Trustees' fees and expenses.................................         7,429
Other.......................................................        13,406
                                                              ------------

     TOTAL EXPENSES.........................................     5,182,005
                                                              ------------

     NET INVESTMENT INCOME..................................    21,768,687
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................     1,241,327
    Futures contracts.......................................      (755,981)
    Options written.........................................       684,422
                                                              ------------

     NET GAIN...............................................     1,169,768
     NET CHANGE IN UNREALIZED APPRECIATION..................   (17,461,657)
                                                              ------------

     NET LOSS...............................................   (16,291,889)
                                                              ------------

NET INCREASE................................................  $  5,476,798
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED        FOR THE YEAR
                                                               APRIL 30, 1997          ENDED
                                                                 (UNAUDITED)      OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $ 21,768,687       $    48,692,397
Net realized gain...........................................       1,169,768             5,776,103
Net change in unrealized appreciation.......................     (17,461,657)          (27,386,862)
                                                              -----------------   ----------------

     NET INCREASE...........................................       5,476,798            27,081,638

Dividends from net investment income........................     (21,768,687)          (48,174,964)
Net decrease from transactions in shares of beneficial
  interest..................................................     (66,246,204)          (88,216,435)
                                                              -----------------   ----------------

     NET DECREASE...........................................     (82,538,093)         (109,309,761)

NET ASSETS:
Beginning of period.........................................     719,934,714           829,244,475
                                                              -----------------   ----------------

     END OF PERIOD..........................................    $637,396,621       $   719,934,714
                                                              -----------------   ----------------
                                                              -----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

C. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Option on futures contracts: The Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at the time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $25,995,060 at April 30, 1997.

The Distributor has informed the Fund that for the six months ended April 30, 1997, it received approximately $275,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 were $40,778,206 and $123,983,824, respectively.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

Transactions in written options for the six months ended April 30, 1997 were as follows:

                                                    CONTRACTS    PREMIUMS
                                                    ---------   -----------
Option contracts written, outstanding at beginning
 of the period....................................       397    $   319,426
Options written...................................     5,400      3,233,005
Options closed....................................    (4,252)    (2,583,710)
Options exercised.................................      (595)      (519,798)
                                                    ---------   -----------
Option contracts written, outstanding at end of
 the period.......................................       950    $   448,923
                                                    ---------   -----------
                                                    ---------   -----------

For the six months ended April 30, 1997, the Fund incurred $11,350 and $27,034 in brokerage commissions for transactions executed and for clearing options and futures transactions, respectively, with DWR on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $60,000.

The Fund has unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,168. At April 30, 1997, the Fund had an accrued pension liability of $48,650 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE SIX
                                                           MONTHS ENDED
                                                          APRIL 30, 1997               FOR THE YEAR
                                                    --------------------------            ENDED
                                                                                     OCTOBER 31, 1996
                                                           (UNAUDITED)          --------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                    -----------  -------------  -----------  -------------
Sold..............................................    3,233,202  $  29,614,724    7,874,713  $  73,758,124
Reinvestment of dividends.........................    1,286,978     11,731,012    2,866,940     26,598,740
                                                    -----------  -------------  -----------  -------------
                                                      4,520,180     41,345,736   10,741,653    100,356,864
Repurchased.......................................  (11,774,829)  (107,591,940) (20,297,114)  (188,573,299)
                                                    -----------  -------------  -----------  -------------
Net decrease......................................   (7,254,649) $ (66,246,204)  (9,555,461) $ (88,216,435)
                                                    -----------  -------------  -----------  -------------
                                                    -----------  -------------  -----------  -------------

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1997 (UNAUDITED) CONTINUED

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Fund had a net capital loss carryover of approximately $58,206,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

                  AMOUNTS IN THOUSANDS
---------------------------------------------------------
   1997        1998       2000        2002        2004
-----------  ---------  ---------  -----------  ---------
    $15,672  $   6,866  $   3,854  $    31,124  $     690
-----------  ---------  ---------  -----------  ---------
-----------  ---------  ---------  -----------  ---------

At October 31, 1996, the Fund was required for Federal income tax purposes to defer approximately $10,449,000 of realized losses on certain closed options and futures contracts.

As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies.

At April 30, 1997, the Fund had outstanding written options on interest rate futures used to manage interest rate and market exposure on portfolio positions or anticipated positions in U.S. Government securities. At April 30, 1997, the Fund had no outstanding interest rate futures.

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                  FOR THE YEAR ENDED OCTOBER 31
                                         -----------------------------------------------
                        FOR THE SIX       1996      1995      1994      1993      1992
                        MONTHS ENDED
                       APRIL 30, 1997
                        (UNAUDITED)

----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period.............       $ 9.25        $  9.49   $  8.74   $ 10.03   $  9.57   $  9.46
                           ------        -------   -------   -------   -------   -------

Net investment
 income.............         0.29           0.59      0.59      0.60      0.65      0.68

Net realized and
 unrealized gain
 (loss).............        (0.22)         (0.25)     0.75     (1.28)     0.46      0.11
                           ------        -------   -------   -------   -------   -------

Total from
 investment
 operations.........         0.07           0.34      1.34     (0.68)     1.11      0.79
                           ------        -------   -------   -------   -------   -------

Less dividends from
 net investment
 income.............        (0.29)         (0.58)    (0.59)    (0.61)    (0.65)    (0.68)
                           ------        -------   -------   -------   -------   -------

Net asset value, end
 of period..........       $ 9.03        $  9.25   $  9.49   $  8.74   $ 10.03   $  9.57
                           ------        -------   -------   -------   -------   -------
                           ------        -------   -------   -------   -------   -------

TOTAL INVESTMENT
RETURN+.............         0.79%(1)       3.79%    15.89%    (6.92)%   12.03%     8.56%

RATIOS TO AVERAGE
NET ASSETS:
Expenses............         1.53%(2)       1.53%     1.52%     1.52%     1.50%     1.48%
Net investment
 income.............         6.42%(2)       6.31%     6.53%     6.56%     6.59%     7.18%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in
 millions...........         $637           $720      $829      $841    $1,128    $1,171

Portfolio turnover
 rate...............            6%(1)         10%        7%       18%        7%        6%

---------------------
 +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
FEDERAL
SECURITIES TRUST

SEMIANNUAL REPORT
APRIL 30, 1997